UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2005

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This Form 8-K/A Current Report amends and restates the Company’s previously filed Form 8-K Current Report filed with the Securities and Exchange Commission on March 15, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed in the Company’s Amendment 1 to Form 10-SB Registration Statement, effective January 1, 2005 the members of the Company’s board of directors unanimously consented to the appointment of Mal Gurian to serve on the Company’s board of directors. Pursuant to the Company’s bylaws, Mr. Gurian was appointed to the board to fill a vacancy created by Satya Akula’s resignation on August 25, 2004. Mr. Akula resigned for personal reasons. Mr. Gurian will serve until the earlier of Company’s next annual meeting or his resignation or removal.

Mr. Gurian received 150,000 options to purchase shares of the Company’s common stock under the Company’s 2003 Outside Directors Stock Option Plan. The options vest in four equal installments over a one year period from date of issuance and are exercisable until January 1, 2010, at $0.22 per share. The plan was adopted by the Company’s board of directors and a majority of the Company’s stockholders on May 1, 2003.

Since 2002, Mr. Gurian has served as President of Mal Gurian Associates, LLC. He has previously served as President of Cellcom Cellular Corporation of New Jersey from 1989 to 1991. From 1991 through 1993 he served as Chief Executive Officer and Director of Universal Cellular Corporation. From 1994 through 1997 he served as Chairman of the Board and Chief Executive Officer of GlobalLink Communications, Inc. From 1995 through 2002 he served as Chairman, Chief Executive Officer and President of Authentix Network, Inc and SimplySay, Inc. Mr. Gurian has served as a corporate and strategic advisor to major corporations like OKI, Sony, TRW, and the Communications Division of Murata. He is President Emeritus of the Radio Club of America and the recipient of the club's Sarnoff Citation, the Special Service Award and the Fred Link Mobile Award. He is also the recipient of the National Association of Business and Educational Radio's (now PCIA) highest honor, the Chairman's Award. Mr. Gurian was previously on the Board of Directors of Northeast Digital Network and RangeStar International. He is a 1995 recipient of the Popov Scientific Society Medal from the St. Petersburg Electrotechnical University in St. Petersburg, Russia. Mr. Gurian is listed in Marquis Who's Who in America and Who's Who in the World and in May 2003, was inducted into the RCR Wireless Hall of Fame.

Item 9.01. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

4.3 Outside Directors Stock Option Plan (1)

99.1 Press Release dated December 16, 2003 (1)

(1) Previously filed on Form 8-K Current Report filed with the Securities and Exchange Commission on March 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

March 17, 2005	By:	E. Eugene Sharer

Name: E. Eugene Sharer
Title: Chief Operating Officer